UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

PHI GROUP, INC.

(n/k/a PHILUX GLOBAL GROUP INC.)

of registrant as specified in its charter)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 2022 PHI Group, Inc. (a/k/a Philux Global Group Inc.) entered into a Closing Memorandum (the “Closing Memorandum”) for the Agreement of Purchase and Sale dated August 16, 2022 with and among Van Phat Dat Export Joint Stock Company (“VPD”), a Vietnamese Joint Stock Company, and Mr. Huynh Ngoc Vu, an individual and the majority shareholder of VPD.

The Closing Memorandum is qualified in its entirety by reference to the full text of said Closing Memorandum filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Registrant will provide audited financial statements of VPD by a PCAOB-registered independent auditing firm in a subsequent report to the Securities and Exchange Commission as soon as possible.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibits

No.	Description
10.1	Closing Memorandum dated September 30, 2022 for the Agreement of Purchase and Sale by and among Philux Global Group Inc. (a/k/a PHI Group, Inc.), Van Phat Dat Joint Stock Company and Mr. Huynh Ngoc Vu, the Majority Shareholder of Van Phat Dat Joint Stock Company.

10.2	Agreement of Guaranteed Convertible Note dated September 30, 2022 by and among Philux Global Trade Inc., Mr. Huynh Ngoc Vu and Philux Global Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2022

PHI GROUP, INC. (a/k/a Philux Global Group Inc.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO